UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

Guardian Pharmacy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42284	87-3627139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Galleria Parkway SE
Suite 800
Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 810-0089

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GRDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2024, Guardian Pharmacy Services, Inc. (the “Company”) entered into a Borrower Assignment, Assumption and Joinder Agreement (the “Assignment and Assumption Agreement”), with Guardian Pharmacy, LLC, as assignor (the “Assignor”), the guarantors listed on the signature pages thereto and Regions Bank, as Agent (the “Agent”). The Assignment and Assumption Agreement relates to the Third Amended and Restated Loan and Security Agreement dated as of April 23, 2018, by and among the Assignor, the guarantors party thereto, the lenders party thereto and the Agent (as amended from time to time, the “Loan Agreement”).

Pursuant to the Assignment and Assumption Agreement, the Assignor assigned to the Company all of the Assignor’s rights, interests, duties, obligations and liabilities as the “Borrower” under the Loan Agreement. Further pursuant to the Assignment and Assumption Agreement, the Company granted to the Agent a security interest in (i) all of its real and personal property, (ii) all of the issued and outstanding equity interests of its wholly owned subsidiaries and (iii) those issued and outstanding equity interests held by the Company in its non-wholly owned subsidiaries, in each case to secure all obligations outstanding under the Loan Agreement.

The foregoing summary of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by the full text of the Assignment and Assumption Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Assignment and Assumption Agreement is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Borrower Assignment, Assumption and Joinder Agreement, dated as of December 20, 2024, by and among Guardian Pharmacy, LLC, as assignor, Guardian Pharmacy Services, Inc., as assignee, the guarantors party thereto and Regions Bank, as Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian Pharmacy Services, Inc.

December 20, 2024	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Executive Vice President and Chief Financial Officer